UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                          Date of Report: June 3, 2003
                 (Date of earliest event reported: May 2, 2003)

                             DND TECHNOLOGIES, INC.
             (Exact name of registrant as specified in its charter)

           Nevada                   333-42936                    87-0631750
(State or other jurisdiction       (Commission                 (IRS Employer
     of incorporation)             File Number)              Identification No.)

               375 E. Elliot Rd., Bldg. 6, Chandler, Arizona 85225 (Address of principal executive offices) (Zip Code)

                                 (480) 892-7020
                         (Registrant's telephone number)

Item 5 Other Events.

      On May 2, 2003, Scott Magoon, a former shareholder and employee of Aspect Semiquip International, Inc., a subsidiary of the Registrant, filed a complaint in the Dallas County, Texas court, naming DND Technologies, Inc., Aspect Semiquip International, Inc., Semiquip, Inc. and Doug N. Dixon as defendants. The complaint alleges that the defendants defrauded Mr. Magoon and requests, among other forms of relief, that the court divest the Registrant of its wholly owned subsidiary, Semiquip, Inc. The action has since been removed to federal district court. A copy of the complaint is attached as Exhibit 99.1.

Item 7 Financial Statements and Exhibits.

      (a)   Exhibits

99.1 Complaint for Scott Magoon v. DND Technologies, Inc., Aspect Semiquip International, Inc., Semiquip, Inc. and Doug N. Dixon - filed in Dallas County, Texas, on May 2, 2003.

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized on June 3, 2003.

                                              DND Technologies, Inc.,
                                              a Nevada corporation


                                              By: /s/ Paul Gallo
                                                  ---------------------
                                                  Paul Gallo, CFO